Form of Indemnification Agreement with Directors and Officers

                            INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (the "Agreement") dated as of _______ __, 1997 by and between Marcam Solutions, Inc., a Delaware corporation (the "Company"), and ___________, a [director and officer] of the Company (the "Indemnitee"):

                                   WITNESSETH:

     WHEREAS, the Indemnitee is presently serving as a [director and officer] of the Company, and the Company desires the Indemnitee to continue in such capacity;

     WHEREAS, the Indemnitee is willing, subject to certain conditions (including the execution and performance of this Agreement by the Company), to continue in that capacity;

     WHEREAS, in addition to the indemnification to which the Indemnitee is entitled under the Company's certificate of incorporation (the "Certificate"), the Company maintains at its sole expense insurance protecting its officers and directors (including the Indemnitee) against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made, or threatened to be made, parties; and

     WHEREAS, as a result of circumstances having no relation to, and beyond the control of, the Company and the Indemnitee, there can be no assurance of the continuation or renewal of that insurance;

     NOW, THEREFORE, to induce the Indemnitee to continue to serve in his present capacity and in consideration of these premises and the mutual agreements set forth in this Agreement, the Company and the Indemnitee agree as follows:

     1. Continued Service. The Indemnitee will continue to serve as a [director and officer] of the Company so long as he is duly elected and qualified in accordance with the Certificate and the Company's by-laws (the "By-Laws") or until he resigns, dies or is removed in accordance with applicable law.

     2. Initial Indemnity. (a) The Company shall indemnify the Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was or had agreed to become a director, officer, employee or agent of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any actual or alleged act or failure to act in such capacity, against any and all costs, charges and expenses (including attorneys' and others' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such action, suit or proceeding (and any appeal therefrom) if the Indemnitee acted in good faith and in a

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manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

        (b) The Company shall indemnify the Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was or had agreed to become a director, officer, employee or agent of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any and all costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such action, suit or proceeding (or any appeal therefrom) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        (c) To the extent that the Indemnitee has been successful on the merits or otherwise, including (without limitation) the dismissal of an action without prejudice, in any action, suit or proceeding referred to in Sections 2(a) or 2(b), or in defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by the Indemnitee in connection therewith.

        (d) Any indemnification under Sections 2(a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination, made in accordance with this Section 2(d), Section 4 or any applicable provision of the Certificate, By-Laws, other agreement, resolution or otherwise, that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in Sections 2(a) or 2(b). Such determination shall be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum of the entire Board of Directors of the Company (the "Board"), (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum of the entire Board, (iii) if there are no such directors, or if such directors so direct, by independent legal counsel (designated in the manner provided below in this subsection (d)) in a written opinion or (iv) by the stockholders of the Company (the "Stockholders"). In addition, if

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the Indemnitee is not an officer or director of the Company at the time of such determination, such determination may also be made by a majority vote of the directors who then constitute the entire Board, at a meeting at which a quorum is present and acting. Independent legal counsel shall be designated by vote of a majority of the directors who are not parties to such action, suit or proceeding, even though less than a quorum of the entire Board; provided, however, that if such directors are unable or fail to so designate, such designation shall be made by the Indemnitee subject to the approval of a majority of such directors (which approval shall not be unreasonably withheld). Independent legal counsel shall not be any person or firm who, under the applicable standards professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement. The Company shall pay the reasonable fees and expenses of such independent legal counsel and to indemnify fully such counsel against costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by such counsel in connection with this Agreement or the opinion of such counsel pursuant hereto.

        (e) All expenses (including attorneys' and others' fees and expenses) incurred by the Indemnitee in defending an actual or threatened civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding in the manner prescribed by Section 4(b).

        (f) The Company shall not adopt any amendment to the Certificate or By-Laws the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnity pursuant to the Certificate, By-Laws, the General Corporation Law of the State of Delaware (the "DCGL") or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Board or the Stockholders, as the case may be. If the Company shall adopt any amendment to the Certificate or By-Laws the effect of which would be to so deny, diminish or encumber the Indemnitee's rights to indemnity, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof.

     3. Additional Indemnification. (a) Pursuant to Section 145(f) of the DCGL, without limiting any right which the Indemnitee may have pursuant to Section 2, the Certificate, the By-Laws, the DCGL, any vote of stockholders or disinterested directors, any policy of insurance or otherwise, but subject to the limitations on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder determined as contemplated by Section 3(a), the Company shall indemnify the Indemnitee against any amount which he is or becomes legally obligated to pay relating to or arising out of any claim made against him because of any actual or alleged act, failure to act, neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement, which he commits, suffers, permits or acquiesces in while acting in his capacity as a director, officer, employee or agent of the Company, or, at the request of the Company, as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The payments which the Company is obligated to make pursuant to this Section 3 shall include (without limitation) damages, judgments, settlements and charges, costs, expenses, expenses of

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investigation and expenses of defense of legal actions, suits, proceedings or claims and appeals therefrom, and expenses of appeal, attachment or similar bonds; provided, however, that the Company shall not be obligated under this
Section 3(a) to make any payment in connection with any claim against the Indemnitee if a final judgment or other final adjudication adverse to the Indemnitee establishes that his acts or omissions (i) were in breach of his duty of loyalty to the Company or the Stockholders, (ii) were not in good faith or involved intentional misconduct or a knowing violation of law, (iii) resulted in him being liable under Section 174 of the DGCL, or (iv) resulted in receipt by the Indemnitee of an improper personal benefit. The determination of whether the Indemnitee shall be entitled to indemnification under this Section 3(a) may be, but shall not be required to, be made in accordance with Section 4(a). If that determination is so made, it shall be binding upon the Company and the Indemnitee for all purposes.

               (b) Expenses (including without limitation attorneys' and others' fees and expenses) incurred by Indemnitee in defending any actual or threatened civil or criminal action, suit, proceeding or claim shall be paid by the Company in advance of the final disposition thereof as authorized in accordance with
Section 4(b).

        4. Certain Procedures Relating to Indemnification and Advancement of Expenses. (a) Except as otherwise permitted or required by the DCGL, for purposes of pursuing the Indemnitee's rights to indemnification under Sections 2(a), 2(b) or 3(a), as the case may be, the Indemnitee may, but shall not be required to, (i) submit to the Board a request for indemnification substantially in the form of Exhibit A (the "Indemnification Statement") averring that he is entitled to indemnification hereunder; and (ii) present to the Company reasonable evidence of all expenses for which payment is requested. Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification under Sections 2(a), 2(b) or 3(a), as the case may be, and it shall be deemed to have determined by the appropriate body or person (including the Board, the directors who are not parties to the particular action, suit or proceeding at issue (or a committee thereof), independent legal counsel or the Stockholders, as the case may be) that the Indemnitee is entitled to such indemnification unless within 30 calendar days after submission of the Indemnification Statement such body or person shall determine in accordance with Section 2(d), based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and the Indemnitee shall have received notice within such period in writing of such determination, that the Indemnitee is not so entitled to indemnification because the Indemnitee failed to meet the standard of conduct set forth in Sections 2(a), 2(b) or 3(a), as the case may be, which notice shall disclose with particularity the evidence in support of such determination. The foregoing notice shall be signed by the director presiding as chairman at the meeting at which the vote to deny indemnification was taken or, if the action to deny indemnification was by written consent without a meeting, signed by all persons who participated in the determination and voted to deny indemnification. The provisions of this Section 4(a) are intended to be procedural only and shall not affect the right of the Indemnitee to indemnification under this Agreement, and any determination that the Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review.

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               (b) For purposes of determining whether to authorize advancement of expenses pursuant to Sections 2(e), the Indemnitee shall submit to the Board a request for advancement of expenses substantially in the form of Exhibit B (the "Undertaking"), averring that (i) he has reasonably incurred or will reasonably incur actual expenses in defending an actual or threatened action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, and (ii) he undertakes to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. For purposes of requesting advancement of expenses pursuant to Section 3(b), the Indemnitee may, but shall not be required to, submit an Undertaking or such other form of request as he determines to be appropriate (an "Expense Request"). Upon receipt of an Undertaking or Expense Request, as the case may be, the Board shall, within 10 calendar days, authorize immediate payment of the expenses stated in the Undertaking or Expense Request, as the case may be, whereupon such payments shall immediately be made by the Company. No security shall be required in connection with any Undertaking or Expense Request and any Undertaking or Expense Request shall be accepted without reference to the Indemnitee's ability to make repayment. For purposes of pursuing his rights to advancement of expenses hereunder, the Indemnitee shall present to the Company reasonable evidence of all expenses for which advancement is requested, including appropriate invoices.

        5. Subrogation; Duplication of Payments. (a) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

               (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has actually received payment (under any insurance policy, the Certificate, the By-Laws or otherwise) of the amounts otherwise payable hereunder.

        6. Enforcement. (a) If a claim for indemnification made to the Company pursuant to Section 4 is not paid in full by the Company within 30 calendar days after a written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

               (b) In any action brought under Section 6(a), it shall be a defense to a claim for indemnification pursuant to Sections 2(a) or 2(b) (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the Undertaking, if any is required, has been tendered to the Company) that the Indemnitee has not met the standards of conduct which make it permissible under the DCGL for the Company to indemnify the Indemnitee for the amount claimed, but the burden or proving such defense shall be on the Company. Neither the failure of the Company (including the Board, the directors who are not parties to the particular action, suit or proceeding at issue (or a committee thereof), independent legal counsel or the Stockholders) to have made a determination prior to commencement of such action that indemnification of the Indemnitee is proper in the

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circumstances because he has met the applicable standard of conduct set forth in the DCGL, nor an actual determination by the Company (including the Board, the directors who are not parties to the particular action, suit or proceeding at issue (or a committee thereof), independent legal counsel or the Stockholders) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

               (c) The Indemnitee shall not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if the Company has failed to comply with any of its obligations under this Agreement or if the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time, at the expense of the Company as hereinafter provided, to retain counsel to represent the Indemnitee in connection with the initiation or defense of any such action, suit or proceeding, whether by or against the Company or any director, officer, stockholder or other person, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges and expenses (including attorneys' and others' fees and expenses) reasonably incurred by the Indemnitee (i) as a result of the Company's failure to perform this Agreement or any provision hereof or (ii) as a result of the Company or any person contesting the validity or enforceability of this Agreement or any provision hereof as aforesaid.

        7. Counsel. Except as provided in Section 6(c), with respect to any action, suit, proceeding or claim for which indemnification or advancement of expenses may be sought pursuant to this Agreement and upon request of the Indemnitee after the Indemnitee has submitted an Indemnification Statement to the Board, the Company shall retain counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee and any other party the Company may designate (which may include the Company) in connection with the action, suit, proceeding or claim to which the Indemnification Statement relates. In connection with any such action, suit, proceeding or claim, the Indemnitee shall have the right to retain his own counsel at his own expense, except that the fees and expenses of such counsel retained by the Indemnitee shall be expenses for which indemnification and advancement shall be available under this Agreement if (i) the Company and the Indemnitee shall have agreed to the retention of such counsel or (ii) the parties named or threatened to be named in any such action, suit, proceeding or claim (including impleaded parties) include, in addition to the Indemnitee, the Company or another party who may be indemnified by the Company and representation of more than one party by the same counsel would be inappropriate due to actual or, in the reasonable opinion of the Indemnitee, potential conflicts of interests between them.

        8. Merger or Consolidation. If the Company shall be a constituent corporation in a consolidation, merger or other reorganization, the Company, if it shall not be the surviving, resulting

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or other corporation therein, shall require as a condition thereto the surviving, resulting or acquiring corporation to agree to indemnify the Indemnitee to the full extent provided in this Agreement. Whether or not the Company is the resulting, surviving or acquiring corporation in any such transaction, the Indemnitee shall also stand in the same position under this Agreement with respect to the resulting, surviving or acquiring corporation as he would have with respect to the Company if its separate existence had continued.

        9. Nonexclusivity and Severability. (a) The right to indemnification and advancement of expenses provided by, or granted pursuant to, this Agreement shall not be exclusive of any other rights to which the Indemnitee may be entitled under the Certificate, By-Laws, the DCGL, any other statute, insurance policy, agreement, vote of stockholders or directors or otherwise, both as to actions in his official capacity and as to actions in another capacity while holding such office.

               (b) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

        10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

        11. Modification; Survival. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The right to indemnification and advancement of expenses provided by, or granted pursuant to, this Agreement shall continue after the Indemnitee has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his heirs, executors and administrators.

        12. Certain Terms. (a) For purposes of this section, references to "the Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Agreement with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

               (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; and references to "serving at the request

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of the Company" shall include any service as a director, officer, trustee, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; and if the Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan he shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referenced to herein.

        13. Headings and Interpretation. When a reference is made in this Agreement to Sections or Exhibits, such references shall be to a Section or Exhibit to this Agreement unless otherwise indicated.

        IN WITNESS WHEREOF, the Company and the Indemnitee have duly executed this Agreement as of the date first above written.

MARCAM SOLUTIONS, INC.                         _________________________________
                                                          Indemnitee

By:________________________________

Title:_____________________________

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                                                                       Exhibit A
                                                                       ---------

                            INDEMNIFICATION STATEMENT
                            -------------------------


        This Indemnification Statement is submitted pursuant to the Indemnification Agreement dated as of ________ __, 1997 between Marcam Solutions, Inc., a Delaware corporation (the "Company"), and the undersigned.

        I am requesting indemnification against charges, costs, expenses (including attorneys' and others' fees and expenses), judgments, fines and amounts paid in settlement, all of which (collectively, "Liabilities") have been or will be incurred by me in connection with an actual or threatened action, suit, proceeding or claim to which I am a party or am threatened to be made a party.

        With respect to all matters related to any such action, suit, proceeding or claim, I am entitled to be indemnified pursuant to the aforesaid Indemnification Agreement.

        Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have or may arise out of:

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                                           Respectfully submitted,


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                                                                       Exhibit B
                                                                       ---------

                                   UNDERTAKING


        This Indemnification Statement is submitted pursuant to the Indemnification Agreement dated as of ________ __, 1997 between Marcam Solutions, Inc., a Delaware corporation (the "Company"), and the undersigned.

        I am requesting advancement of certain costs, charges and expenses which I have incurred or will incur in defending an actual or threatened action, suit, proceeding or claim, whether civil, criminal, administrative or investigative.

        I hereby undertake to repay this advancement of expenses if it shall ultimately be determined that I am not entitled to be indemnified by the Company under the aforesaid Indemnity Agreement or otherwise.

        The costs, charges and expenses for which advancement is requested are, in general, all expenses related to:

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                                           Respectfully submitted,


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